EXHIBIT 10.11

                          SHARE SUBSCRIPTION AGREEMENT

THIS SHARE SUBSCRIPTION AGREEMENT (this "AGREEMENT") is made and entered into as of this 19th day of January 2005 (the "EFFECTIVE DATE") by and between Telos, LLC, a company duly established under the laws of the United States of America ("USA") having its principal place of business at __________________________ ("INVENTOR"); and

EUGENE SCIENCE INC, a company duly established and existing under the laws of the Republic of Korea ("KOREA") having its principal place of business at 16-7 Samjung-Dong, Ojung-Gu, Bucheon, Kyonggi-Do, Korea (the "COMPANY").

(Investor and the Company are referred to, for convenience, collectively as the "PARTIES" and each as a "Party").



                                    RECITALS

WHEREAS, as of the Effective Date, the authorized capital stock of the Company is Three Hundred Million (300,000,000) shares of common stock, One Hundred Korean Won (KRW100) par value per share ("COMMON STOCK"), of which Twenty Nine Million One Hundred Ninety Seven Thousand Three Hundred (29,197300) shares of Common Stock are issued and outstanding;

WHEREAS, as of the Effective Date, pursuant to the Company's stock option plan ("STOCK OPTION PLAN"), there are presently outstanding stock options for the purchase of Two Million Seven Hundred Fifty One Thousand Two Hundred Forty Nine (2,751, 249) shares of Common Stock;

WHEREAS, Investor desires to invest in the Company and as consideration as a result, Investor has agreed to acquire Two Million Five Hundred Thousand [2,500,000] shares of Common Stock (the "SHARES") at a price per Share equal to Four Hundred Korean Won (KRW[400]) (the "PRICE PER SHARE") subject to the terms and conditions of this Agreement (the "TRANSACTION");

WHEREAS, the Parties desire to execute this Agreement pursuant to which Investor will acquire the Shares from the Company in accordance with the terms and conditions of this Agreement (the "TRANSACTION");

WHEREAS, the Parties desire to execute this Agreement pursuant to which Investor will acquire the Shares from the Company in accordance with the terms and conditions provided herein.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties hereto, intending to be legally bound hereby, agree as follows:

1. SUBSCRIPTION/CONTRIBUTION. Subject to the terms and conditions set forth in this Agreement, the company shall issue, sell, assign and deliver to Investor, and Investor


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         shall  purchase from the company,  the Shares at the Price Per Share in accordance with the following:

         1.1 INITIAL SUBSCRIPTION CLOSING. On a date mutually agreed by the parties but no later than January 25, 2005 (the "INITIAL CLOSING DATE"), Investor shall purchase from the Company [__________] ([1,250,000]) shares of Common Stock (the
                  "INITIAL SHARES") and the Company shall issue, sell, assign and deliver to the Investor the Initial Shares (the "INITIAL CLOSING"). The purchase price for the Initial Shares in the amount of [_____________] ([____________]} shall be paid by wire transfer in immediately available funds to the bank account of the Company provided in the provisions of Section
                  8.7 of this Agreement.

         1.2 SUBSEQUENT SUBSCRIPTION; SUBSEQUENT CLOSING. On a date mutually agreed by the parties but no later than January [31], 2005, (the "SUBSEQUENT CLOSING DATE"), Investor shall purchase from the Company [_____________] ([1,250,000]) shares of
                  Common Stock (the "SUBSEQUENT SHARES") and the Company shall issue, sell, assign and deliver to the Investor the Subsequent Shares (the "SUBSEQUENT CLOSING"). The purchase price for the Initial Shares in the amount of [_____________] ([___________]} shall be paid by wire transfer in immediately available funds to the bank account of the Company provided in the provisions of Section 8.7 of this Agreement.

2. NO ENCUMBRANCES. The Shares shall be free and clear of any encumbrance, claim, lien, charge, mortgage, security interest, equity, option, pledge, restriction on transferability or other claims or third party rights of whatever nature on any property or property interest.

3. COMPANY SHAREHOLDER REGISTRY. [At the Initial Closing and Subsequent Closing (each hereinafter referred to as the "Closing")] the Company shall cause the Company's shareholder registry to list Investor as the owner of the Shares.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Investor that each of the representations and warranties set forth below is true and correct in all respects as of the Effective Date of this Agreement and will be true and correct as of the Initial Closing Date and Subsequent Closing Date (each hereinafter referred to as the "CLOSING DATE") as though made then and as though the Closing Date were substituted for the Effective Date throughout this Article 4).

         4.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. The company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. The Company is duly authorized to conduct the business and operations of the Company as and to the extent the same exist are undertaken or conducted as of the Effective Date of this Agreement (the "BUSINESS") and is in good standing under the laws of Korea. To the Company's knowledge, its Business operations as presently conducted to not require the Company to be authorized to conduct business in any other jurisdiction. The Company has full corporate power and
                  authority  and  all  licenses,   permits,  and


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                  authorizations  necessary to carry on the Business in which it is engaged and to use the parties owned and used by it.

         4.2 CAPITALIZATION. As of the Effective Date of this Agreement, before giving effect to the Transaction contemplated by this Agreement, the entire authorized capital stock of the company consists of Three Hundred Million (300,000,000) shares of common stock, One Hundred Korean Won (KRW100) par value per share ("COMMON STOCK"), of which Twenty Nine Million One Hundred Ninety Seven Thousand Three Hundred (29,197,300) shares of Common tock are issued and outstanding. As of the Effective Date, after giving effect to the Transaction contemplated by this Agreement, the Company will have no more than [(__________) shares] of Common Stock issued and outstanding. As of the Effective Date, pursuant to the Company's Stock Option Plan, there are outstanding stock options for the purchase of Two Million Seven Hundred Fifty One Thousand Two Hundred Forty Nine (2,751,249) shares of Common Stock. Other than this Stock Option Plan, there are no outstanding or authorized options warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require the company to issue, sell or otherwise cause to become outstanding any of its capital stock.

         4.3 VALID ISSUANCE OF SHARES. The Shares being purchased by Investor hereunder, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement or applicable securities.

         4.4 AUTHORIZATION AND NON-CONTRAVENTION. The execution, delivery and performance by the company of this Agreement (including any related certificates, consents, agreements or other documents executed in connection herewith, hereinafter the same shall apply) and the issuance and sale by the Company to Investor of the Shares, 9a) are within the Company's corporate power and authority, (b) have been duly authorized by all necessary  corporate,  stockholder and other proceedings,  and
                  (c) do not (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decrees, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of the Articles of Incorporation of the company, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound, or (iii) result in the creation of any security interest, mortgage, lien or other Encumbrance upon any property of the Company.

         4.5 ENFORCEABILITY. This Agreement constitutes a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent (a) such enforceability is limited by (i) bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting


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                  generally  the  enforcement  of  creditors'  rights  and  (ii)
                  general principles of equity, or (b) that the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

         4.6 CONSENTS. The execution, delivery and performance by the Company of this Agreement, and the issuance and sale of the Shares, do not require the approval or consent of, or any filing with, any governmental authority or agency, or any other natural person, corporation, business trust, estate, trust, partnership, association, joint venture, limited liability company, government, governmental subdivision or agency, or any other for profit or not for profit legal or commercial entity (hereinafter each a "Person") which consent has not been obtained.

5. REPRESENTATIONS AND WARRANTIES OF INVESTOR. Investor hereby represents and warrants that:

         5.1 Investor is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to conduct its business and to execute and deliver this Agreement and to perform its obligations hereunder;

         5.2 Investor is a resident of , or organized under the laws of, the country or state set forth above and is not acquiring the Shares as an agent or otherwise for any other person or entity.

         5.3 Investor understand that all the undersigned's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing Date; and

         5.4 There are no actions, proceedings or investigations pending or, to Investor's knowledge, threatened in writing against Investor or its properties before any court or government agency.

         5.5 Investor is entitled to assign one board seat of the company's board of directors.

6.       COVENANTS.

         6.1 CONDUCT OF BUSINESS BY THE COMPANY. During the period from the Effective Date and continuing until the Closing, the company covenants and agrees that, unless Investor shall otherwise agree in writing and unless otherwise expressly permitted hereunder, the company shall conduct its Business, in the ordinary course of business, and the Company shall used commercially reasonable efforts to preserve substantially intact the business organization of the Company, to keep available the services of the present officers, employees and consultants of the Company and to preserve the present relationships of the company with customers, suppliers and other Persons with which the company has significant business relations. By way of amplification and not limitation, during the period from the Effective Date and continuing until the Closing, the Company shall not, directly or indirectly, do


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                  or  propose  to do any  of the  following  without  the  prior
                  written  consent  of  Investor,   unless  otherwise  expressly
                  permitted hereunder:

                  (a) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or Encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible or exchangeable securities, or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Company;

                  (b) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the Company's capital stock, (ii) split, combine or reclassify the company's capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any shares of the Company's capital stock or (iii) amend the terms of, repurchase, redeem or otherwise acquire any of its securities, or propose to do any of the foregoing, except for amendments contemplated in this Agreement;

                  (c) except (i) as required by applicable law, (ii) pursuant to the terms of an agreement existing as of the Effective Dated (a copy of which shall have been provided to Investor), or (iii) in the ordinary course o business, increase the compensation, bonus or other benefits payable or to become payable to any of the Company's officers, directors or employees, grant any severance or termination pay or rights to, or enter into any employment or severance agreement with, any of the Company's officers, directors or employees, increase any benefits payable under existing severance or termination pay policies or employment agreements or establish, adopt, enter into or, except as required by applicable law, terminate or amend, any employee benefit plan.

         6.2 CONSENTS, APPROVALS; TAKING OF NECESSARY ACTION. Each of the Parties hereto will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it by a governmental entity with respect to the Agreement and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them in connection with the Transactions contemplated hereunder. Each of the Parties hereto will take (or cause to be taken) all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any waiver, order or approval of any governmental entity or other Person required to be obtained in connection with the Transaction contemplated hereunder.

         6.3 EXPENSES. Each Party hereto will bear its respective costs, fees and expenses incurred in connection with this Agreement and the Transaction contemplated hereunder.


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7.       INDEMNIFICATION. The Company shall indemnify and hold harmless Investor and its respective officers, directors, agents, attorneys and employees from and against any and all losses, costs, payments, damages, liabilities and expenses arising from claims, demands, actions, causes of action arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by the Company in this Agreement.

8.       MISCELLANEOUS.

         8.1 WAIVER, AMENDMENT. Neither this Agreement nor any provisions hereof shall be modified, changed, waived, discharged or terminated except by an instrument in writing, signed by the Party against whom any waiver, change, discharge or termination is sought.

         8.2 ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or Investor without the prior written consent of the other Party.

         8.3 APPLICABLE LAW AND JURISDICTION. This Agreement and the rights and obligations of the Parties hereunder shall be governed by and construed in accordance with the laws of the Republic of Koreas. Any dispute, controversy or difference which may arise from this Agreement, or the breach thereof, shall be subject to the jurisdiction of the Seoul District Court.

         8.4 SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         8.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which shall be deemed to be one and the same agreement.

         8.6 [Notices] All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied or sent by e-mail or courier or registered or certified mail:

                  (a)      If to Company, to it at the following address:

                           Address:     Eugene Science Inc.
                                        16-7 Samjung-Dong, Ojung-Gu
                                        Bucheon, Kyonggi-Do
                                        Korea
                           Attention:   Seung Kwon Noh
                                        President
                           Phone:       +82-32-676-6283
                           Fax:         +82-32-676-9161


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                  (b)      If to Investor, to it at the following address:

                           Address:     1130 South Flower Street
                                        Unit 103
                                        Los Angeles, CA  90015
                           Attention:   Tony Kim
                           President
                           Phone:       203-245-2224
                           Fax:         203-245-4729

         8.7      COMPANY BANK DETAILS.  [To be provided]

         8.8 BINDING EFFECTS. This provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, legal representatives, successors and assigns.

         8.9 LANGUAGE. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes any other agreements or communications (whether written or oral) among the Parties regarding such subject matter.

                            (SIGNATURE PAGE FOLLOWS)


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IN WITNESS WHEREOF, THE Parties have executed this Share Subscription  Agreement as of the date first written above.

TELOS LLC.



By: /s/ Tony Kim
    -----------------------
Name:  Tony Kim
Title:



EUGENE SCIENCE INC.



By: /s/ Seung Kwon Noh
    -----------------------
Name:  Seung Kwon Noh
Title: President & CEO


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